Related Party Transactions	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
Related Party Transactions

Note 7 — Related Party Transactions

Partial Recourse Promissory Notes

On November 21, 2020, we entered into a partial recourse promissory note arrangement with each of our founders which provided each of them with a partial recourse loan as consideration for the issuance of stock, which proceeds were used for the exercise of 2,662,885 shares, per founder, of our common stock pursuant to the outstanding option agreements issued by us to the founders on November 3, 2020. Due to the partial recourse nature of the notes, the promissory note arrangements are considered nonrecourse loans in their entirety for accounting purposes and thus are accounted for as in-substance share options. The purchase price for the shares was $0.15 per share for a total amount of $0.4 million paid by each founder. The notes bear interest at a rate of 0.38% per annum, compounded annually. The promissory notes may be repaid at any time and from time to time and are due upon the earlier of five years from issuance or upon a deemed liquidation event, initial draft registration statement filing, or within 90 days of the respective founder’s termination. Concurrent with the execution of the notes, the founders early exercised their common stock options at the exercise price of $0.15 per share in accordance with the terms of the early exercise agreements. These options are subject to vesting conditions and are subject to forfeiture in the form of a company repurchase option at the original $0.15 per share price if the founders terminate employment prior to the vesting dates of the original option agreements.

We determined that the stock options exercised by a nonrecourse note are considered unexercised until the nonrecourse note is repaid. Because the loan is deemed nonrecourse for accounting purposes, the principal and interest represent the strike price of the in-substance awards for the purposes of fair valuing the in-substance awards, and the principal and interest on the note and shares underlying the in-substance share options will not be recorded on our balance sheets or statements of operations and comprehensive loss.

We estimated the fair value of the in-substance share options using the Black-Scholes option-pricing model and compared this fair value to the value of the original awards immediately prior to the issuance of the promissory note. We determined that the promissory note terms did not result in incremental fair value of these awards and no incremental compensation cost would be recognized under the promissory note arrangement. The grant date fair value of the original award is recognized as expense over the requisite service period on a straight-line basis.

The partial recourse promissory notes were repaid in full prior to the closing of the Business Combination.